UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2012

Commission File Number	Exact name of registrant as specified in its charter, address of principal executive offices and registrant’s telephone number	IRS Employer Identification Number

1-3198	Idaho Power Company	82-0130980
1221 W. Idaho Street
Boise, ID 83702-5627
(208) 388-2200

State or Other Jurisdiction of Incorporation: Idaho

None

Former name or former address, if changed since last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On April 10, 2012, Idaho Power Company (“IPC”) entered into (a) a Terms Agreement (the “2022 Terms Agreement”) with J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC, Mitsubishi UFJ Securities (USA), Inc., KeyBanc Capital Markets Inc., RBC Capital Markets, LLC and U.S. Bancorp Investments, Inc., as purchasers, whereby IPC agreed to sell and the purchasers agreed to purchase, subject to the terms and conditions expressed therein, $75,000,000 aggregate principal amount of IPC’s 2.95% First Mortgage Bonds due 2022, Secured Medium-Term Notes, Series I (the “2022 Bonds”) and (b) a Terms Agreement (the “2042 Terms Agreement” and together with the 2022 Terms Agreement, the “Terms Agreements”) with J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC, KeyBanc Capital Markets Inc., Mitsubishi UFJ Securities (USA), Inc., RBC Capital Markets, LLC and U.S. Bancorp Investments, Inc., as purchasers, whereby IPC agreed to sell and the purchasers agreed to purchase, subject to the terms and conditions expressed therein, $75,000,000 aggregate principal amount of IPC’s 4.30% First Mortgage Bonds due 2042, Secured Medium-Term Notes, Series I (the “2042 Bonds” and together with the 2022 Bonds, the “Bonds”). The Bonds are expected to be issued on April 13, 2012, subject to the terms and conditions expressed in the Terms Agreements and in the Selling Agency Agreement (the “Selling Agency Agreement”), dated June 17, 2010 and amended February 23, 2011, between IPC and each of BNY Mellon Capital Markets, LLC, J.P. Morgan Securities LLC, KeyBanc Capital Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mitsubishi UFJ Securities (USA), Inc., RBC Capital Markets, LLC, SunTrust Robinson Humphrey, Inc., U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC.

The Terms Agreements and the Selling Agency Agreement contain representations, warranties and agreements of IPC, customary conditions to closing, indemnification rights and obligations of the parties and termination provisions. The 2022 Terms Agreement is filed as Exhibit 1.1 hereto and the 2042 Terms Agreement is filed as Exhibit 1.2 hereto. The Selling Agency Agreement and amendment thereto were previously filed as exhibits to IPC’s Current Reports on Form 8-K filed with the Securities and Exchange Commission on June 18, 2010 and March 16, 2011, respectively.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

1.1	Terms Agreement dated April 10, 2012 between Idaho Power Company and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC, Mitsubishi UFJ Securities (USA), Inc., KeyBanc Capital Markets Inc., RBC Capital Markets, LLC and U.S. Bancorp Investments, Inc., as purchasers

1.2	Terms Agreement dated April 10, 2012 between Idaho Power Company and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC, KeyBanc Capital Markets Inc., Mitsubishi UFJ Securities (USA), Inc., RBC Capital Markets, LLC and U.S. Bancorp Investments, Inc., as purchasers

5.1	Opinion of Perkins Coie LLP, dated April 12, 2012, filed in connection with Registration Statement on Form S-3 (File No. 333-166774)

23.1	Consent of Perkins Coie LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 12, 2012

IDAHO POWER COMPANY

By:	/s/ Rex Blackburn
Rex Blackburn
Senior Vice President and General Counsel

Signature Page to Current Report on Form 8-K

EXHIBIT INDEX

Exhibit No.	Description

1.1	Terms Agreement dated April 10, 2012 between Idaho Power Company and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC, Mitsubishi UFJ Securities (USA), Inc., KeyBanc Capital Markets Inc., RBC Capital Markets, LLC and U.S. Bancorp Investments, Inc., as purchasers

1.2	Terms Agreement dated April 10, 2012 between Idaho Power Company and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC, KeyBanc Capital Markets Inc., Mitsubishi UFJ Securities (USA), Inc., RBC Capital Markets, LLC and U.S. Bancorp Investments, Inc., as purchasers

5.1	Opinion of Perkins Coie LLP, dated April 12, 2012, filed in connection with Registration Statement on Form S-3 (File No. 333-166774)

23.1	Consent of Perkins Coie LLP (included in Exhibit 5.1)